EXHIBIT 4.1

                                    [SAVVIS]
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


     COMMON STOCK                                            COMMON STOCK
         NUMBER                                                 SHARES

----------------------------                        ----------------------------
     SEE REVERSE SIDE FOR                                  CUSIP 805423 10 0
     CERTAIN DEFINITIONS


THIS CERTIFIES that




is the owner of

     FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE OF

          ============= SAVVIS COMMUNICATIONS CORPORATION =============

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

     In Witness Whereof, the said Corporation has caused this certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.

Dated

-------------------------                 ----------------------------------
       SECRETARY                          CHAIRMAN OF THE BOARD OF DIRECTORS
                                               AND CHIEF EXECUTIVE OFFICER

                        SAVVIS COMMUNICATIONS CORPORATION
                                 CORPORATE SEAL
                                      2000
                                    DELAWARE

COUNTERSIGNED AND REGISTERED:
     ChaseMellon Shareholder Services, L.L.C.
                           (New York, New York)                   TRANSFER AGENT
                                                                  AND REGISTRAR,

                                                            Authorized Signature

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

     TEN COM-     as tenants in common               UNIF GIFT MIN ACT-____________Custodian_____________
     TEN ENT-     as tenants by the entireties                         (Cust)                  (Minor)
     JT TEN-      as joint tenants with right                          under Uniform Gifts to Minors
                  of survivorship and not as                           Act ____________________________
                  tenants in common                                                (State)
                                                     UNIF TRF MIN ACT-____________Custodian(until age____)
                                                                        (Cust)
                                                      __________ under Uniform Transfers
                                                    ,                    (Minor)
                                                      to Minors Act ______________________
                                                                         (State)

     For value received, the undersigned hereby sells, assigns and transfers unto ____________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
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             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
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________________________________________________________________________________
Shares represented by the within Certificate, and hereby irrevocably constitutes and appoints ___________________ Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ________________________       X ________________________________________

                                      X ________________________________________
                                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                        MUST CORRESPOND WITH THE NAME AS WRITTEN
                                        UPON  THE  FACE  OF THE  CERTIFICATE  IN
                                        EVERY PARTICULAR  WITHOUT  ALTERATION OR
                                        ENLARGEMENT, OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

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THE  SIGNATURES(S)  SHOULD BE  GUARANTEED BY AN
ELIGIBLE    GUARANTOR    INSTITUTION    (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
CREDIT  UNIONS WITH  MEMBERSHIP  IN AN APPROVED
SIGNATURE    GUARANTEE    MEDALLION   PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.


KEEP THIS CERTIFICATE IN A SAFE PLACE, IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

                                               CFC NORTHERN BANK NOTE COMPANY, L.L.C.
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
              Phone approval                Proof Prepared On Above Date        P.O. Box 608
              necessitates                  Proof Approved:                     LaGrange, Illinois 60525
              returning a signed                                                708/482-3900
              copy of the final approved    By__________________________        Fax 708/482-3332
              proof for our records.        Date________________________
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